Exhibit 99.1

News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FIRST INDIANA ANNOUNCES FIRST QUARTER EARNINGS

INDIANAPOLIS, April 18, 2006 — First Indiana Corporation today announced earnings with net income of $14.6 million, or $0.85 per diluted share, for the quarter ended March 31, 2006. Earnings for the first quarter of the previous year were $5.6 million, or $0.32 per diluted share.

Included in the first quarter results were the following two items:

•	$8.7 million gain, net of taxes, or $0.50 per diluted share, related to the sale of First Indiana’s trust division completed January 3, 2006.
•	$586,000 in expenses, net of taxes, or a negative $0.03 per diluted share, related to the implementation of a technology outsourcing agreement for core processing services.

Annualized return on average assets for the first quarter of 2006 without the two items above was 1.35 percent, compared with 1.34 percent in the fourth quarter of 2005 and 1.19 percent in the first quarter of 2005. Annualized return on average equity for the first quarter of 2006 without the two items above was 14.49 percent, compared with 15.04 percent in the fourth quarter of 2005 and 12.54 percent in the first quarter of 2005.

The corporation will host a conference call to discuss first quarter financial results on Wednesday, April 19 at 2:00 p.m. Eastern Time. To participate, please call (800) 278-9857 and ask for First Indiana first quarter 2006 earnings. A replay of the call will be available from 5:00 p.m. Eastern Time April 19, through midnight, April 26. To hear the replay, call (800) 642-1687 and use conference ID: 7190026.

First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 30 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

This release contains or may contain forward-looking statements about First Indiana that

First Indiana Announces First Quarter 2006 Earnings
April 18, 2006

involve substantial risks and uncertainties. A description of these risks and uncertainties can be found in First Indiana’s Annual Report on Form 10-K for the year ended December 31, 2005, and in its subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s web site at www.sec.gov or on First Indiana’s web site at www.firstindiana.com.

Financial Highlights
 First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended
	March 31 2006	December 31 2005	March 31 2005
Net Interest Income	$ 17,854	$ 17,799	$ 16,340
Provision for Loan Losses	(250)	—	(2,550)
Non-Interest Income	7,440	7,619	5,031
Non-Interest Expense	16,172	15,261	15,445
Income from Continuing Operations, Net of Taxes	5,910	6,562	5,406
Income from Discontinued Operations, Net of Taxes	8,653	189	216
Net Income	14,563	6,751	5,622

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.35	$ 0.39	$ 0.31
Income from Discontinued Operations, Net of Taxes	0.52	0.01	0.01

Net Income	$ 0.87	$ 0.40	$ 0.32

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.38	$ 0.31
Income from Discontinued Operations, Net of Taxes	0.51	0.01	0.01

Net Income	$ 0.85	$ 0.39	$ 0.32

Dividends Per Share	$ 0.200	$ 0.160	$ 0.144

Net Interest Margin	3.90%	3.85%	3.77%
Efficiency Ratio (1)	63.94	60.04	72.27
Annualized Return on Average Assets (2)	3.02	1.36	1.24
Annualized Return on Average Equity (2)	32.49	15.25	13.04

Average Basic Shares Outstanding	16,764,221	16,982,198	17,325,475
Average Diluted Shares Outstanding	17,193,914	17,437,926	17,645,185

	March 31 2006	December 31 2005	March 31 2005
Assets	$ 2,035,657	$ 1,966,356	$ 1,832,033
Loans	1,567,656	1,567,186	1,476,147
Deposits	1,503,081	1,449,276	1,383,294
Shareholders’ Equity	175,741	175,442	173,095

Shareholders’ Equity/Assets	8.63%	8.92%	9.45%
Tangible Equity/Tangible Assets	7.08%	7.33%	7.71%

Shareholders’ Equity Per Share	$ 10.41	$ 10.22	$ 9.93
Market Closing Price	27.90	27.50	19.36

Shares Outstanding	16,888,805	17,163,404	17,424,508

(1) Based on continuing operations.
(2) Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	March 31 2006	December 31 2005	March 31 2005
Assets
Cash	$ 43,031	$ 49,903	$ 42,457
Interest-Bearing Due from Banks	2,459	3,151	4,100
Federal Funds Sold	75,000	10,000	—
Securities Available for Sale	248,769	232,976	221,539
Other Investments	26,540	26,540	26,285
Loans
Business	546,425	545,215	474,874
Commercial Real Estate	166,847	167,715	166,798
Single-Family Construction	103,357	92,451	67,268
Consumer	488,697	499,465	495,762
Residential Mortgage	262,330	262,340	271,445

Total Loans	1,567,656	1,567,186	1,476,147
Allowance for Loan Losses	(38,435)	(39,168)	(49,345)

Net Loans	1,529,221	1,528,018	1,426,802
Premises and Equipment	24,488	24,272	24,497
Accrued Interest Receivable	10,060	10,474	8,220
Goodwill	30,682	30,682	30,682
Other Intangible Assets	3,120	3,206	3,728
Assets of Discontinued Operations	—	1,020	904
Other Assets	42,287	46,114	42,819

Total Assets	$ 2,035,657	$ 1,966,356	$ 1,832,033

Liabilities
Non-Interest-Bearing Deposits	$ 225,860	$ 268,682	$ 275,142
Interest-Bearing Deposits
Demand Deposits	184,921	229,876	196,331
Savings Deposits	529,550	489,713	457,230
Certificates of Deposit	562,750	461,005	454,591

Total Interest-Bearing Deposits	1,277,221	1,180,594	1,108,152

Total Deposits	1,503,081	1,449,276	1,383,294
Short-Term Borrowings	232,033	220,732	149,175
Federal Home Loan Bank Advances	42,907	42,365	44,443
Subordinated Notes	46,812	46,781	46,688
Accrued Interest Payable	2,747	1,830	2,440
Advances by Borrowers for Taxes and Insurance	3,569	873	2,878
Other Liabilities	28,767	29,057	30,020

Total Liabilities	1,859,916	1,790,914	1,658,938

Shareholders’ Equity
Common Stock	204	162	160
Capital Surplus	16,108	16,193	11,505
Retained Earnings	217,006	204,089	191,520
Accumulated Other Comprehensive Income (Loss)	(4,000)	(3,077)	(1,386)
Treasury Stock at Cost	(53,577)	(41,925)	(28,704)

Total Shareholders’ Equity	175,741	175,442	173,095

Total Liabilities and Shareholders’ Equity	$ 2,035,657	$ 1,966,356	$ 1,832,033

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31 2006	December 31 2005	March 31 2005
Interest Income
Interest-Bearing Due from Banks	$ 103	$ 32	$ 56
Federal Funds Sold	48	32	19
Securities Available for Sale	2,444	2,186	1,899
Dividends on Other Investments	348	281	274
Loans	27,188	26,653	21,849

Total Interest Income	30,131	29,184	24,097
Interest Expense
Deposits	8,420	7,856	5,096
Short-Term Borrowings	2,239	1,893	754
Federal Home Loan Bank Advances	779	793	1,069
Subordinated Notes	839	843	838

Total Interest Expense	12,277	11,385	7,757

Net Interest Income	17,854	17,799	16,340
Provision for Loan Losses	(250)	—	(2,550)

Net Interest Income after Provision for Loan Losses	18,104	17,799	18,890
Non-Interest Income
Deposit Charges	3,863	4,239	3,791
Loan Servicing Income	—	1	9
Loan Fees	509	308	550
Investment Product Sales Commissions	221	132	144
Sale of Loans	2,053	2,402	2,545
Sale of Loan Servicing	—	20	(1,708)
Net Investment Securities Gain (Loss)	—	—	(813)
Other	794	517	513

Total Non-Interest Income	7,440	7,619	5,031
Non-Interest Expense
Salaries and Benefits	9,707	9,101	9,108
Net Occupancy	949	981	1,008
Equipment	2,159	1,381	1,335
Professional Services	881	1,026	954
Marketing	504	234	577
Telephone, Supplies, and Postage	714	719	797
Other Intangible Asset Amortization	85	174	174
OREO Expenses	(224)	69	32
Other	1,397	1,576	1,460

Total Non-Interest Expense	16,172	15,261	15,445

Income from Continuing Operations	9,372	10,157	8,476
Income Taxes	3,462	3,595	3,070

Income from Continuing Operations, Net of Taxes	5,910	6,562	5,406
Discontinued Operations
Income from Discontinued Operations	14,254	317	363
Income Taxes	5,601	128	147

Income from Discontinued Operations, Net of Taxes	8,653	189	216

Net Income	$ 14,563	$ 6,751	$ 5,622

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.35	$ 0.39	$ 0.31
Income from Discontinued Operations, Net of Taxes	0.52	0.01	0.01

Net Income	$ 0.87	$ 0.40	$ 0.32

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.34	$ 0.38	$ 0.31
Income from Discontinued Operations, Net of Taxes	0.51	0.01	0.01

Net Income	$ 0.85	$ 0.39	$ 0.32

Dividends Per Common Share	$ 0.200	$ 0.160	$ 0.144

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	March 31, 2006			March 31, 2005
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest-Bearing Due from Banks	$ 8,987	$ 103	4.67%	$ 10,659	$ 56	2.13%
Federal Funds Sold	4,310	48	4.52	3,181	19	2.42
Securities Available for Sale	247,115	2,444	3.96	219,259	1,899	3.46
Other Investments	26,540	348	5.25	26,219	274	4.18
Loans
Business	531,336	9,735	7.43	458,674	6,811	6.02
Commercial Real Estate	160,987	3,169	7.98	173,450	2,715	6.35
Single-Family Construction	100,551	1,921	7.75	63,893	946	6.00
Consumer	497,205	9,070	7.30	507,427	8,288	6.54
Residential Mortgage	261,233	3,293	5.04	275,169	3,089	4.49

Total Loans	1,551,312	27,188	7.06	1,478,613	21,849	5.95

Total Earning Assets	1,838,264	30,131	6.60	1,737,931	24,097	5.58
Other Assets	117,297			103,853

Total Assets	$1,955,561			$1,841,784

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 182,699	$ 323	0.72%	$ 189,551	$ 167	0.36%
Savings Deposits	499,109	3,319	2.70	455,583	1,460	1.30
Certificates of Deposit	482,600	4,778	4.02	452,118	3,469	3.11

Total Interest-Bearing Deposits	1,164,408	8,420	2.93	1,097,252	5,096	1.88
Short-Term Borrowings	239,319	2,239	3.79	146,982	754	2.08
Federal Home Loan Bank Advances	65,871	779	4.80	100,013	1,069	4.34
Subordinated Notes	46,802	839	7.17	46,678	838	7.18

Total Interest-Bearing Liabilities	1,516,400	12,277	3.28	1,390,925	7,757	2.26
Non-Interest-Bearing Demand Deposits	220,574			243,011
Other Liabilities	36,831			33,035
Shareholders’ Equity	181,756			174,813

Total Liabilities and Shareholders’ Equity	$1,955,561			$1,841,784

Net Interest Income/Spread		$ 17,854	3.32%		$16,340	3.32%

Net Interest Margin			3.90%			3.77%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	March 31 2006	December 31 2005	March 31 2005
Allowance for Loan Losses at Beginning of Period	$ 39,168	$41,046	$ 53,172
Charge-Offs
Business	128	434	400
Consumer	1,125	2,275	1,481
Residential Mortgage	139	132	28

Total Charge-Offs	1,392	2,841	1,909
Recoveries
Business	234	88	230
Commercial Real Estate	—	—	30
Single-Family Construction	1	—	200
Consumer	674	875	172

Total Recoveries	909	963	632

Net Charge-Offs	483	1,878	1,277
Provision for Loan Losses	(250)	—	(2,550)

Allowance for Loan Losses at End of Period	$ 38,435	$39,168	$ 49,345

Net Charge-Offs to Average Loans (Annualized)	0.13%	0.47%	0.35%
Allowance for Loan Losses to Loans at End of Period	2.45	2.50	3.34
Allowance for Loan Losses to Non-Performing Loans
at End of Period	848.08	859.89	328.66

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	March 31, 2006	December 31, 2005	March 31, 2005
Non-Performing Loans
Non-Accrual Loans
Business	$ 728	$1,383	$ 9,631
Commercial Real Estate	—	—	1,184
Consumer	638	1,323	2,195
Residential Mortgage	426	698	664

Total Non-Accrual Loans	1,792	3,404	13,674

Accruing Loans Past Due 90 Days or More
Business	—	203	297
Commercial Real Estate	2,592	—	—
Consumer	148	825	911
Residential Mortgage	—	123	132

Total Accruing Loans Past Due 90 Days or More	2,740	1,151	1,340

Total Non-Performing Loans	4,532	4,555	15,014
Foreclosed Assets	18	78	759

Total Non-Performing Assets	$4,550	$4,633	$15,773

Non-Performing Loans to Loans at End of Period	0.29%	0.29%	1.02%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.29	0.30	1.07